First-in-disease therapies for patients with rare diseases Phase 3 SELVA Topline Data in Microcystic Lymphatic Malformations February 24, 2026

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Phase 3 SELVA Topline Data: Today’s Presenters Bohan Wei VP Corporate Development & New Product Planning Wes Kaupinen Founder and CEO Jeff Martini, PhD Chief Scientific Officer Matt Korenberg Chief Financial Officer Michael Kelly, MD, PhD Pediatric hematologist-oncologist at Cleveland Clinic Executive Director of Lymphangiomatosis & Gorham's Disease Alliance (LGDA) Study investigator in Phase 3 SELVA study Member of Palvella Medical and Scientific Advisory Board Consultant to Palvella

Opening Remarks Wes Kaupinen Founder and CEO QTORIN™ Rapamycin for Microcystic Lymphatic Malformations

PALVELLA (pɑlʋelːɑ, Finnish): TO SERVE Building the leading rare disease biopharma company focused on developing and commercializing first-in-disease therapies for serious, rare skin diseases and vascular malformations

# selva: A Clear Path Forward for Patients

**QTORIN™ Rapamycin at Week 24:**

**Highly statistically significant across primary, key secondary, and all four secondary endpoints (all p<0.001)**

**+2.13** Mean improvement on mLM-IGA primary endpoint ($p<0.001$)

**Participants aged ≥ 6 who completed the efficacy evaluation period:**

**95%** Improved on mLM-IGA

**86%** "Much Improved" (+2) or "Very Much Improved" (+3) on mLM-IGA

**Palvella plans to advance quickly towards NDA filing, with potential approval in 1H:2027**

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mLM-IGA = Microcystic Lymphatic Malformation Investigator Global Assessment. Note: Data analyzed per statistical analysis plan; non-completer data imputed per statistical analysis plan for primary endpoint; endpoints tested according to pre-specified hierarchical testing procedure; statistical significance ($p<0.05$).

palvella THERAPEUTICS

Phase 3 SELVA Topline Results Dr. Jeff Martini Chief Scientific Officer QTORIN™ Rapamycin for Microcystic Lymphatic Malformations

# Microcystic Lymphatic Malformations:
## *Serious, Debilitating, and Lifelong*


Genetics & Biology:
Monogenic somatic PIK3CA mutations cause hyperactivated PI3K/mTOR

**Early onset:** Present at birth and significant impact to adolescents

**Lymphorrhea:** Persistent discharge of lymphatic fluid through skin layers

**Deep infections:** Recurrent cellulitis and serious soft tissue infections, resulting in hospitalizations

**Proliferative, progressive disease** with infiltrative lesions and no spontaneous regression

**> 30k patients**

ESTIMATED DIAGNOSED IN THE U.S.[1]

**No FDA-approved therapies**



Breakthrough Therapy Designation | Fast Track Designation | Orphan Drug Designation

palvella THERAPEUTICS

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1. Incidence, prevalence, and care for patients with lymphatic malformations (LMs) in the U.S.: A claims-based analysis, Society of Investigative Dermatology, (2025) and Gallagher et al, *Orphanet Journal of Rare Diseases*, (2022). Includes microcystic LM and mixed LM (patients with both microcystic and macrocystic disease).

# **QTORIN™:** Targeted mTOR Inhibition with Dermal Target Engagement


QTORIN™
PLATFORM



QTORIN™ 3.9% Rapamycin Anhydrous Gel

**3.9% concentration** enabled through synergistic multi-excipient anhydrous solubilization system

**Single-phase gel** maintaining dissolved rapamycin without crystallization or suspension

**Elevated thermodynamic activity** drives rapamycin vehicle release and skin bioavailability

**Deep dermal penetration & sustained dermal retention** for prolonged inhibition of hyperactivated mTOR signaling

**Adherence-optimized** vehicle designed for chronic dosing in pediatric and adult populations

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palvella THERAPEUTICS

# selva: QTORIN™ Rapamycin Exceeded Upside Case Profile

| Upside Target Clinical Profile | SELVA Outcome |
|---|---|
| **Statistically significant primary endpoint with mean mLM-IGA of ≥+1.5 at Week 24** | ✓ **Highly statistically significant with mean mLM-IGA of +2.13 at Week 24 ($p<0.001$)** |
| Statistical significance on independent, blinded key secondary endpoint | ✓ Highly statistically significant ($p<0.001$), including on all three clinical signs: vesicle appearance, height, leaking/bleeding |
| Rollover into extension period in line with best-in-class drugs for rare diseases | ✓ 98% of Week 24 completers (43/44) rolled over to Extension period |
| Safety profile: well-tolerated and similar to previous clinical trials | ✓ Well-tolerated across both adult and pediatric patients, supporting chronic administration |

Note: Data analyzed per statistical analysis plan; non-completer data handled via multiple imputation per statistical analysis plan; endpoints tested sequentially according to pre-specified hierarchical testing; statistical significance ($p<0.05$). Week 24 completers included 43 participants ≥6 years old and 1 participant 3-5 years old.

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palvella THERAPEUTICS

# Phase 3 SELVA Trial Design

## Single-arm, baseline-controlled, QD dose

selva

**Efficacy Evaluation**
**24 weeks**

Extension Period
24+ weeks

Live Clinician Assessment

**Baseline (≥ 8 weeks)**
n=51 enrolled

n=50 dosed (n=49 ITT population, n=1 in 3-5 year old cohort)

n=43/44 completers rolled over to Extension period

Screening Photo

Baseline Photo

End of Treatment Photo

**Primary Endpoint:** mLM-IGA (Investigator Global Assessment)

**Key Secondary Endpoint**: Blinded mLM Multi-Component Static Scale (mLM-MCSS): independent, blinded review of randomized Baseline and Week 24 photos evaluating three key signs of disease: Vesicle Appearance, Height, Leaking/Bleeding

**Secondary Endpoints**: Live mLM-MCSS, Patient Global Impression of Change (PGI-C), Clinician and Patient Global Impression of Severity (CGI-S, PGI-S), and Incidence and Severity of Adverse Events

**Supported by FDA Orphan Products Grant:**

Two tranches of non-dilutive funding received (most recent in Oct '25)

Note: Of the 51 participants enrolled, 50 initiated treatment, including 49 aged ≥6 years (ITT population). During the 24-week efficacy evaluation period, six participants discontinued treatment: four participants discontinued for reasons unrelated to adverse events, one participant discontinued due to an adverse event not related to study drug, and one participant discontinued due to an adverse event possibly related to study drug.

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palvella THERAPEUTICS

Phase 3 SELVA: Baseline Characteristics ITT Population (n=49)1 Age, Mean [Range] 19.4 [6-57] Sex M:F 24:25 Prior Medical Interventions for mLM2 34 (69%) Laser 17 (35%) Sclerotherapy 14 (29%) Surgery 13 (27%) Topical Sirolimus [Rapamycin] 13 (27%) Oral Sirolimus [Rapamycin] 2 (4%) 1. 51 participants entered Baseline period; 50 dosed with QTORIN™ rapamycin (49 participants ≥6 years old = ITT population; 1 participant 3-5 years old included in safety database). 2. Percentages may not sum to 100% due to some patients having more than one intervention.

# SELVA: Primary and Key Secondary Endpoints Achieved

| | Mean Change at Week 24 (95% CI) | p-value |
|---|---|---|
| **Primary Endpoint:** Microcystic Lymphatic Malformation Investigator Global Assessment (mLM-IGA)* | **+2.13** (1.88, 2.38) | p<0.001 |
| **Key Secondary Endpoint:** Blinded Microcystic Lymphatic Malformation Multi-Component Static Scale** | **-3.36** (-4.34, -2.38) | p<0.001 |

*Dynamic change scales (7-point scales ranging from "Very Much Worse" (-3) to "Very Much Improved" (+3); positive values indicate improvements from baseline)
**mLM-MCSS (Sum of three static severity scales: Height, Leaking/Bleeding, Vesicle Appearance: Each scale rated "Clear or Almost Clear" (1) to "Very Severe" (5); total score 3-15. Test baseline to Week 24 change; negative values indicate improvements from baseline)

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Note: Data analyzed per statistical analysis plan; non-completer data imputed per statistical analysis plan for primary endpoint; endpoints tested according to pre-specified hierarchical testing procedure; statistical significance (p<0.05).

palvella THERAPEUTICS

# **SELVA:** All Additional Secondary Endpoints Achieved

| | **Mean Change at Week 24** (95% CI) | **p-value** |
|---|---|---|
| **Patient Global Impression of Change*** | **+1.9** (1.66, 2.16) | p<0.001 |
| **Live mLM-MCSS**** | **-4.6** (-5.20, -3.92) | p<0.001 |
| **Clinician Global Impression of Severity***** | **-1.7** (-1.91, -1.39) | p<0.001 |
| **Patient Global Impression of Severity***** | **-1.0** (-1.26, -0.74) | p<0.001 |

*Dynamic change scales (7-point scales ranging from "Very Much Worse" (-3) to "Very Much Improved" (+3); positive values indicate improvements from baseline)
**mLM-MCSS (Sum of three static severity scales: Height, Leaking/Bleeding, Vesicle Appearance: Each scale rated "Clear or Almost Clear" (1) to "Very Severe" (5); total score 3-15. Test baseline to Week 24 change; negative values indicate improvements from baseline)
***Static severity scales (5-point scales ranging from 1 to 5; negative values indicate improvements from baseline)

Note: Data analyzed per statistical analysis plan; non-completer data imputed per statistical analysis plan for primary endpoint; endpoints tested according to pre-specified hierarchical testing procedure; statistical significance (p<0.05).

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palvella THERAPEUTICS

Phase 3 Results: Well-Tolerated and Favorable Safety Profile Rapamycin levels were below 2 ng/mL2 in systemic circulation on for all participants at all timepoints in the study Note: n=50 participants in efficacy evaluation evaluated for safety. 1. Denotes related or possibly related. 2. Validated assay of lower limit of quantification (100 pg/mL). Number of Participants (%) Any Treatment-Emergent Adverse Event 35 (70%) Severe (not related to study drug) 1 (2%) Serious (not related to study drug) 4 (8%) Any Treatment-Related1 Adverse Event 17 (34%) Severe 0 (0%) Serious 0 (0%) Treatment-Related1 AEs with ≥ 5% Incidence Application site acne 3 (6%) Application site discoloration 3 (6%) Application site pruritus 3 (6%) Possibly Treatment-Related AE Leading to Discontinuation 1 (2%)

KOL Perspective Dr. Michael Kelly Cleveland Clinic QTORIN™ Rapamycin for Microcystic Lymphatic Malformations

Phase 3 Results: Age 10, Female Note: Selective photos. Back

Week 24 Baseline Phase 3 Results: Age 10, Female, mLM-IGA: +2 “Much Improved” Note: Selective photos. Back Back

Phase 3 Results: Age 10, Male Note: Selective photos. Back

Week 24 Baseline Phase 3 Results: Age 10, Male, mLM-IGA: +2 “Much Improved” Note: Selective photos. Thigh Thigh

Week 24 Baseline Phase 3 Results: Age 14, Female, mLM-IGA: +3 “Very Much Improved” Note: Selective photos. Neck Neck

Week 24 Baseline Phase 3 Results: Age 7, Female, mLM-IGA: +3 “Very Much Improved” Note: Selective photos. Elbow Elbow

QTORIN™ Rapamycin Has the Potential to be First-Line and Standard of Care in Microcystic Lymphatic Malformations Targets underlying pathobiology QTORIN™ 3.9% rapamycin anhydrous gel is for investigational use only and has not been approved or cleared by the FDA or by any other regulatory agency. The safety or efficacy has not been established for any use. Large magnitude treatment effect in two prospective trials Favorable safety profile allowing for chronic therapy QTORIN™ 3.9% Rapamycin

Summary Wes Kaupinen Founder and CEO QTORIN™ Rapamycin for Microcystic Lymphatic Malformations

Palvella: Leading the Way in Addressing Rare Skin Diseases and Vascular Malformations Planned NDA submission in 2H:2026 Potential first FDA-approved therapy in mLM; U.S. launch prep accelerating Pipeline-in-a-product: Broad potential to address mTOR-driven diseases Platform: QTORIN™ pitavastatin and new QTORIN™ program (2H:2026) 1 2 4 5 $1-$3 billion U.S. peak sales potential (mLM + cVM) 3

Striving to be first for rare disease patients Thank You